UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 23, 2016

Commission File Number: 333-179079

Ample-Tee, Inc.
(Exact name of small business issuer as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

Applied For
(27-4453740)

112 North Curry Street, Carson City, Nevada 89703-4934
 (Address of principal executive offices)

775.324.8214
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 – Changes in Registrant’s Certifying Accountant

(a) On April 5, 2016, Kyle Tingle, CPA, LLC, resigned as our independent registered public accounting firm.  The reports as Mr. Tingle regarding our consolidated financial statements for the fiscal year ended August 31, 2015 and August 31, 2014, did not contain an adverse opinion or disclaimer of opinion and/or not qualified or modified as to uncertainty, audit scope or accounting principles.  During our two most recent fiscal years and the subsequent interim period through November 30, 2015, there have been no disagreements with Mr. Tingle regarding any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedure.

We have provided a copy of the foregoing disclosures to Mr. Tingle and requested that Mr. Tingle furnish us with a letter addressed to the Securities and Exchange Commission stating whether Mr. Tingle agrees with the above statements.

Upon receipt of that letter from Mr. Tingle, we will file an amendment to this current report with that letter as an exhibit.

(b) On April 11, 2016, we engaged Pritchett, Siler & Hardy, P.C. (“Pritchett”) as our new independent registered public accounting firm to audit our financial statements for the fiscal year ended August 31, 2016.

During our fiscal years ended August 31, 2015, and August 31, 2014, and the subsequent interim period from September 1, 2015, through November 30, 2015, we have not consulted with Pritchett regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered regarding our financial statements, and Pritchett did not provide either a written report or oral advice to us that was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304(a)(i)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(i)(v) of Regulation S-K.

ITEM 4.02 – Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On February 23, 2016, our board of directors concluded, after consulting with Kyle Tingle, CPA, LLC, our independent public accounting firm, that our audited financial statements for the fiscal years ended August 31, 2014, and August 31, 2013, were required to be restated and should no longer be relied upon.

Our board of directors determined that the financial statements specified above should be restated due to an error in the accounting treatment of $5,350 relating to our sale of 29,997,796 shares of our common stock on September 13, 2013.  Those financial statements indicate that there was a subscription receivable for those shares in the amount of $5,350, which is not correct, as those shares were paid for on September 13, 2013.

On April 5, 2016, we filed Annual Reports on Form 10-K/A for our fiscal years ended August 31, 2015, and August 31, 2014, which include appropriately restated financial statements for those years.  We have not filed nor do we intend to file any amendments to our Quarterly Reports on Form 10-Q for the related interim quarters.

In those amended Annual Reports on Form 10-K for the fiscal years ended August 31, 2015, and August 31, 2014, we have reported our conclusion regarding our internal control over financial reporting and the effectiveness of our disclosure and procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 12, 2016

AMPLE-TEE, INC., a Nevada corporation

By: /s/J. Edward Daniels, Director

3